CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Post-Effective Amendment No. 20 to the Registration Statement on Form N-6 (File No. 333-76799) of Lincoln Benefit Life Variable Life Account of our report dated April 13, 2017 relating to the financial statements of the subaccounts listed in Appendix A which appear in such Registration Statement. We also consent to the use in this Post-Effective Amendment No. 79 to the Registration Statement on Form N-6 (File No. 33-76799) of our report dated April 3, 2017 relating to the financial statements and financial statement schedules of Lincoln Benefit Life Company, which appear in such Registration Statement. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois
April 13, 2017

Appendix A

VPS Growth and Income Class A
VPS International Growth Class A
VPS International Value Class A
VPS Small Cap Growth Class A
VPS Small/Mid Cap Value Class A
Deutsche Equity 500 Index VIP Class A
Deutsche Small Cap Index VIP Class A
Deutsche Bond VIP Class A
Deutsche Core Equity VIP Class A
Deutsche Global Small Cap VIP Class A
Deutsche International VIP Class A
Deutsche Global Income Builder VIP Class A
Federated Fund for U.S. Government Securities II
Federated High Income Bond Fund II
Federated Managed Volatility Fund II
VIP Asset Manager
VIP Contrafund
VIP Emerging Markets
VIP Equity-Income
VIP Growth
VIP Growth & Income
VIP High Income
VIP Index 500
VIP Index 500 - Service Class
VIP Investment Grade Bond
VIP Mid Cap
VIP Money Market
VIP Overseas
VIP Real Estate
VIP Value Strategies
Franklin High Income VIP Fund Class
Franklin Income VIP Fund Class 1

Franklin Mutual Global Discovery VIP Fund Class 1
Franklin Mutual Shares VIP Fund Class 1
Franklin Small Cap Value VIP Fund Class 1
Franklin Small-Mid Cap Growth VIP Fund Class 1
Franklin Strategic Income VIP Fund Class 1
Franklin U.S. Government Securities VIP Fund Class 1
Templeton Global Bond VIP Fund Class 1
Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I
Morningstar Balanced ETF Asset Allocation Portfolio Class I
Morningstar Conservative ETF Asset Allocation Portfolio Class I
Morningstar Growth ETF Asset Allocation Portfolio Class I
Morningstar Income and Growth ETF Asset Allocation Portfolio Class I
Invesco V.I. American Franchise
Invesco V.I. American Value
Invesco V.I. Core Equity
Invesco V.I. Government Securities
Invesco V.I. Growth and Income Fund - Series I
Invesco V.I. High Yield
Invesco V.I. Mid Cap Core Equity
Invesco V.I. Value Opportunity
Invesco V.I. Growth and Income
Invesco V.I. Mid Cap Growth
Balanced
Enterprise
Flexible Bond
Forty Portfolio
Global Research
Global Technology
Janus Portfolio
Mid Cap Value
Overseas

Balanced (Service Shares)
Global Research (Service Shares)
Mid Cap Value (Service Shares)
Overseas (Service Shares)
Emerging Markets Equity
ClearBridge Variable Large Cap Value Portfolio Class I
Western Asset Variable Global High Yield Bond Portfolio Class 1
MFS Growth
MFS High Yield Portfolio
MFS Investors Trust
MFS Mass Investors Growth Stock Series - Initial Class
MFS New Discovery
MFS Research
MFS Total Return
MFS Utilities
MFS Value
MFS New Discovery Series (Service Class)
Oppenheimer Conservative Balance Fund
Oppenheimer Core Bond
Oppenheimer Discovery MidCap Growth
Oppenheimer Equity Income
Oppenheimer Global
Oppenheimer Global Strategic Income
Oppenheimer International Growth
Oppenheimer Main Street Small Cap
Oppenheimer Global (SS)
Oppenheimer International Growth (SS)
Oppenheimer Main Street Small Cap (SS)
Foreign Bond
Money Market
PIMCO Real Return
PIMCO Total Return
VT International Value Fund

VT High Yield (Class IA)
VT International Value Fund (Class IA)
Guggenheim VT U.S. Long Short Equity Fund
T. Rowe Price Blue Chip Growth
T. Rowe Price Equity Income
T. Rowe Price Mid-Cap Growth
T. Rowe Price New America Growth
T. Rowe Price International Stock
Alger Balanced Class I-2
Alger Capital Appreciation Class I-2
Alger Income and Growth Class I-2
Alger Large Cap Growth Class I-2
Alger MidCap Growth Class I-2
Alger SmallCap Growth Class I-2
Morgan Stanley UIF Emerging Markets Class I
Morgan Stanley UIF Growth Class I
Morgan Stanley UIF U.S. Real Estate Class I
Van Eck Worldwide Emerging Markets
Van Eck Worldwide Hard Assets
Wells Fargo VT Advantage Discovery
Wells Fargo VT Advantage Opportunity